UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 25, 2004
Date of earliest event reported: October 25, 2004

Commission File Number: 0-28734

ADVANCED FIBRE COMMUNICATIONS, INC.

A Delaware	I.R.S. Employer
Corporation	Identification No.
68-0277743

1465 North McDowell Boulevard
Petaluma, California 94954

Telephone: (707) 794-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.

On October 25, 2004, Advanced Fibre Communications, Inc. issued a press release announcing the financial results of its third quarter ended September 30, 2004. The press release is attached hereto as Exhibit 99.1. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED FIBRE COMMUNICATIONS, INC.
Date: October 25, 2004	By:	/s/ Keith E. Pratt
	Name:	Keith E. Pratt
	Title:	Chief Financial Officer, Senior Vice President, Finance and Administration And Assistant Secretary (Duly Authorized Signatory and Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 25, 2004.

1